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                                  EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FP Bancorp, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.



                                       KPMG PEAT MARWICK LLP


San Diego, California
October 2, 1997